Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Cardero Resource Corp. (the “Company”) on Form 20-F for the fiscal year ended October 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Hunter, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2013

/s/ Michael Hunter
Michael Hunter,
President and Chief Executive Officer